SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 4, 2007
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                           23-2413500
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(State or other                 (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                      Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania                17601-4133
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Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code                (717) 735-8117
                                                                  -------------

              ____________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 4, 2007, the Board of Directors accepted the resignation of John M. Kelley for health reasons. Mr. Kelley will continue as an employee of the Company.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    HERLEY INDUSTRIES, INC.


                                    By:/s/ Myron Levy
                                       ------------------------------------
                                       Myron Levy
                                       Chairman and Chief Executive Officer



Dated:   December 6, 2007